PGi Acquires Powwownow, U.K.'s Leading Conferencing and Collaboration Provider for SMBs

Company Reiterates 2013 Guidance; Provides 2014 Outlook: Sales of SaaS-based Products Projected to Grow Greater than 50% Year-Over-Year and Account for Over 10% of Total Revenue by the End of 2014

ATLANTA and LONDON, Dec. 3, 2013 /PRNewswire/ -- PGi (NYSE: PGi), a global leader in collaboration and virtual meetings for over 20 years, today announced that it has acquired Via-Vox Limited, trading under the name Powwownow, one of Europe's fastest growing conferencing and collaboration providers focused on small and midsize businesses, for a cash purchase price of approximately $52.6 million USD, net of working capital. PGi funded the purchase through its credit facility and cash and equivalents on hand.

"Powwownow's dominance in the SMB space in the U.K. makes it a valuable acquisition for PGi," said Boland T. Jones, PGi founder, chairman and CEO. "The acquisition reinforces our strategy of expanding PGi's customer base and identifying products that enhance our portfolio, while delivering meaningful revenue and earnings accretion that enable us to fund additional growth investments. Powwownow users will gain access to our award-winning web conferencing solutions, iMeet® and GlobalMeet®, to drive their businesses forward."

The acquisition positions PGi as the second largest independent conferencing and collaboration provider in Europe. Founded in 2004, Powwownow offers its customers conference calling with frictionless sign-up, simplified billing and a robust SMB go-to-market approach. Powwownow serves approximately 240,000 active users in the U.K., France and Germany and has a current projected annual revenue run rate of approximately $22 million USD.

"Powwownow's unique brand and innovative approach to audio conferencing has yielded powerful growth in Europe, particularly in the U.K. With a maniacal customer acquisition strategy, amazing discipline in customer experience execution and a laser focus on the SMB market, this acquisition provides PGi with a growing brand and a captive audience for its iMeet and GlobalMeet web products," said Marc Beattie, senior analyst, Wainhouse Research.

"Joining forces with PGi, one of the original innovators in the conferencing and collaboration industry worldwide, expands the scale, reach and service options available to Powwownow customers," said Paul Lees, founder and CEO of Powwownow. "Powwownow brings PGi new go-to-market capabilities, including our brand awareness, small business marketing expertise and online infrastructure. We are thrilled to join the PGi family."

Financial Outlook
The following statements are based on PGi's current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on current business trends and current foreign currency exchange rates, PGi anticipates that its results for 2013 will be within the financial outlook ranges it provided on October 30, 2013: net revenues from continuing operations are projected to be in the range of $523-$525 million and non-GAAP diluted EPS from continuing operations are projected to be in the range of $0.78-$0.79*.

Based on current business trends and current foreign currency exchange rates, and assuming no additional acquisitions, PGi anticipates that 2014 net revenues from continuing operations will be in the range of $560-$570 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.85-$0.88*. PGi anticipates that sales of its SaaS-based products will increase over 50% in 2014 compared to 2013 and will comprise in excess of 10% of its consolidated annual revenue run-rate by the end of 2014.

* Non-GAAP Financial Measures
The non-GAAP diluted earnings per share (EPS) from continuing operations projections exclude equity-based compensation, amortization expenses, non-recurring tax adjustments, restructuring costs, excise and sales tax expense, asset impairments, net legal settlements and related expenses, and acquisition-related costs. Management uses this measure internally as a means of analyzing the company's current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations.

About Premiere Global Services, Inc. | PGi
PGi has been a global leader in collaboration and virtual meetings for over 20 years. PGi's cloud-based solutions deliver multi-point, real-time virtual collaboration using video, voice, mobile, web streaming and file sharing technologies. PGi solutions are available via desktops, tablets and mobile devices, helping businesses worldwide be more productive, mobile and environmentally responsible. PGi has a global presence in 25 countries and an established base of over 40,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, PGi has hosted nearly one billion people from 137 countries in over 200 million virtual meetings. For more information, visit PGi at www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.'s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of our cloud-based, virtual meeting solutions, including our iMeet® and GlobalMeet® solutions; our ability to attract new customers and to retain and further penetrate our existing customers; our ability to establish and maintain strategic reseller relationships; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security and privacy of our customers' confidential information; future write-downs of goodwill or other intangible assets; greater than anticipated tax and regulatory liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; indemnification claims from the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2012. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We do not undertake any obligation to update or to release publicly any revisions to forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this press release or the date of the statement, if a different date, or to reflect the occurrence of unanticipated events.

(Logo: http://photos.prnewswire.com/prnh/20131203/CL27071LOGO )

Media and Investor Contact:
Sean O'Brien
(404) 262-8462
sean.obrien@pgi.com